UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FRANCESCA’S HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on May 31, 2018

FRANCESCA'S HOLDINGS CORPORATION	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 9, 2018
Date: May 31, 2018 Time: 10:00 AM CT
Location: 8760 Clay Road, Suite 100 Houston, TX 77080

You are receiving this communication because you hold shares in the company named above.
FRANCESCA'S HOLDINGS CORPORATION
8760 CLAY ROAD, SUITE 100 HOUSTON, TX 77080	This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at http://materials.proxyvote.com/351793 or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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––– Before You Vote –––

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. NOTICE & PROXY STATEMENT    2. 2017 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:       www.proxyvote.com

2) BY TELEPHONE:  1-800-579-1639

3) BY E-MAIL*:          sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 17, 2018 to facilitate timely delivery.

––– How To Vote –––

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet or Telephone: To vote now by Internet or Telephone, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the applicable voting instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote FOR ALL of the following:

1.	Election of Directors

Nominees:

01)  Ms. Patricia Bender

02)  Mr. Joseph O'Leary

03)  Ms. Marie Toulantis

The Board of Directors recommends you vote FOR the following proposals:

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending February 2, 2019.

3.	Advisory vote to approve the Company's executive compensation.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

4.	Advisory vote on the frequency of future advisory votes to approve executive compensation.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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